UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2004

META Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27280
(State or other jurisdiction of incorporation)	(Commission file number)

06-0971675

(IRS Employer Identification No.)

208 Harbor Drive, Stamford, Connecticut          06912-0061

  (Address of principal executive office)               (Zip Code)

(203) 973-6700

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits

                (c)           Exhibits

                99.1         Press Release of META Group, Inc. dated May 6, 2004 reporting first quarter 2004 earnings.

Item 12. Results of Operations and Financial Condition

                The information in this Report is being "furnished" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                On May 6, 2004, META Group, Inc. issued a press release setting forth META Group's first quarter 2004 earnings.  A copy of META Group's press release is attached as Exhibit 99.1 hereto.

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

META Group, Inc.

Date: May 6, 2004	By:	/s/ Alfred J. Amoroso
Vice Chairman of the Board of Directors,
Chief Executive Officer and President

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of META Group, Inc. dated May 6, 2004 reporting first quarter 2004 earnings.

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